UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21102

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER 200 VESEY STREET, 10TH FLOOR NEW YORK, NEW YORK	10281-1010
(Address of principal executive offices)	(Zip code)

CLIFFORD E. LAI, PRESIDENT

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

THREE WORLD FINANCIAL CENTER

200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1 (800) Hyperion

Date of fiscal year end: November 30

Date of reporting period: November 30, 2008

Item 1.	Reports to Shareholders.

Hyperion Brookfield Asset Management, Inc.

The Hyperion Brookfield Strategic Mortgage Income Fund, Inc.

Annual Report

November 30, 2008

IN PROFILE

Hyperion Brookfield Asset Management, Inc. is a registered investment advisor located in New York City. The firm was founded in 1989 to provide relative value driven fixed income investment strategies, such as core fixed income, high yield and specialized MBS. Hyperion Brookfield manages approximately $17 billion for a client base including pension funds, financial institutions, mutual funds, insurance companies and foundations. Hyperion Brookfield is a subsidiary of Brookfield Asset Management Inc., a global asset manager focused on property, power and other infrastructure assets with approximately $90 billion of assets under management. For more information, please visit our website at www.hyperionbrookfield.com.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund Shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2009. Hyperion Brookfield Asset Management, Inc.

LETTER TO STOCKHOLDERS

Dear Stockholders,

We welcome this opportunity to provide the Annual Report for The Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (the “Fund”) for the fiscal year ended November 30, 2008.

The credit crisis that began in mid 2007 intensified during 2008 and spread to markets worldwide. With the exception of U.S. Treasuries and Agency mortgage-backed securities (“MBS”), prices on fixed income securities decreased sharply during the year in an almost “equity-like” fashion, as deleveraging and credit issues spread from residential real estate markets to commercial real estate markets.

Against this backdrop, we have pursued a barbell approach of holding high quality U.S. Treasuries and Agency MBS, as well as non-Agency residential MBS (“RMBS”) and commercial MBS (“CMBS”). Maintaining a significant Agency MBS and U.S. Treasury allocation has been advantageous from a credit quality and liquidity point of view. However, prices of non-Agency RMBS and CMBS have declined sharply during the year, which resulted in net asset value (“NAV”) declines. Current prices of RMBS and CMBS remain below our view of their fundamental recovery values.

Our current objectives are to retain holdings whose market values are well below what we believe are the expected recovery values and make opportunistic investments into credit-oriented securities, which to date have been very measured. Long-term, we believe that this strategy should result in attractive results for our stockholders.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s audited financial statements and portfolio of investments as of November 30, 2008.

Please visit us at www.hyperionbrookfield.com for more information about this and other funds available to you. We remain fully committed to the Fund and its stockholders. As always, we will continue to actively seek investment opportunities in the market and act on them in a timely fashion in an effort to achieve the Fund’s objectives. We welcome your questions and comments, and encourage you to contact our Investor Relations team at 1-800 HYPERION. Thank you for your support.

Sincerely,

Clifford E. Lai

President

2008 Annual Report

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

OBJECTIVE AND STRATEGY

The Hyperion Brookfield Strategic Mortgage Income Fund, Inc. is a diversified closed-end fund whose primary investment objective is to provide a high level of current income by investing primarily in mortgage-backed securities (“MBS”) that, in the opinion of the Fund’s advisor, offer an attractive combination of credit quality, yield and maturity. The Fund’s secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in MBS—securities backed by interests in real estate—including Agency MBS, non-Agency Residential MBS, Commercial MBS. No assurance can be given that the Fund’s investment objectives will be achieved.

Effective December 29, 2008, the Fund was renamed Helios Strategic Mortgage Income Fund, Inc.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment-grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment-grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment-grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ending November 30, 2008, The Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (the “Fund”) (NYSE: HSM) had a total return of -36.98%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $5.54 on November 28, 2008, the Fund’s shares have a dividend yield of 15.70%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The Fund’s NAV declined 46.92% over the period. The majority of the decline was the result of unrealized mark-to-market price adjustments on the Fund’s holdings. These mark-to-market adjustments have been significant due to a number of unprecedented market factors. However, we believe that the intrinsic values of these securities are in excess of their present market values, and it is our current intention to hold these securities for their expected value appreciation.

FIXED INCOME MARKET ENVIRONMENT

The credit crisis that started in the securitized real estate markets in the summer of 2007 spread to the broader debt and equity markets during 2008, having a significant impact on the global economy. The Federal Reserve has responded with a rapid and unprecedented expansion of its balance sheet to try to ease the pressure on the credit markets, but while this has been helpful for credit markets, it seems unlikely that these measures will prevent an increase in unemployment rates or further losses to U.S. lending institutions.

The unwinding of leverage accumulated over the past several years by the consumer, financial institutions and corporations is placing tremendous downward pressure on asset prices. We expect this pressure to remain over the near term and medium term. Despite steep increases in issuance volumes, U.S. Treasury rates are at historically low levels as a reflection of extreme risk aversion across all credit sectors, and the Federal Reserve’s

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

commitment to keep both short and long term rates low. While the Federal Reserve programs designed to restore liquidity and stability to the markets have been helpful, it remains unclear how much further asset prices have to fall before they begin to stabilize. Currently, the deflationary forces from this leverage unwind are being well offset by increased U.S. government borrowing. However, we will be closely watching this trend with respect to the Fund’s duration exposure, as these actions will inevitably turn inflationary at some point in the intermediate term.

The resolution of current economic and credit market–related issues is a prerequisite for the future stabilization and subsequent rebound of the credit markets, home prices, and economic fundamentals. We do not expect the current adverse credit market and economic conditions to improve significantly until at least the second quarter of 2009, when the trillions of dollars that the U.S. government is investing are expected to start having a positive impact, particularly at the consumer level.

PORTFOLIO STRATEGY

As of November 30, 2008, the Fund had a 48.5% allocation to Agency MBS and U.S. Treasury securities. These securities are high-quality, liquid securities backed by the U.S. government and its agencies. The Agency MBS are backed first by the credit of the underlying mortgages and second by the corporate guarantee of the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). This corporate guarantee was further backed by the U.S. government during 2008, and we remain very comfortable with these holdings from a credit perspective. We are assessing a measured allocation of funds away from Agency MBS and U.S. Treasury securities to take advantage of opportunities in the market.

The Fund had a 15.9% allocation to CMBS. While these holdings are less liquid than Agency MBS or U.S. Treasury securities, the overall credit performance of CMBS remains strong, and we expect these securities to recover in price as the CMBS market consensus evolves.

Approximately 32.5% of the Fund was invested in non-Agency RMBS. This portion of the portfolio does have below-investment-grade holdings, which have been severely penalized in terms of both price and liquidity. However, many of our holdings in this sector are from the 2002 to 2005 vintage, which refers to the year in which the security was issued, representing, along with the CMBS allocation, the more seasoned component of the portfolio. As a result, many of these securities have significantly fewer credit problems than securities from either the 2006 or 2007 vintages. It is our view that current market values of non-Agency RMBS are below their fundamental value particularly for securities issued before 2005.

A large portion of the Fund is invested in high-quality, highly-rated securities. As of November 30, 2008, approximately 94.7% of the Fund’s securities were rated investment grade, while only approximately 5.3% of the Fund’s securities were rated below-investment-grade.

With 48.5% of the portfolio allocated to Agency MBS and U.S. Treasuries, we believe we are in a good position to take advantage of current market dislocations, and we continue to look for investment opportunities in the RMBS and CMBS sectors, particularly among highly-rated distressed securities. Despite the current market turmoil, there are still well-structured securities that are defensive in their expected return profile. We increased our allocation to shorter-average-life subprime RMBS, that are senior in the capital structure, from less than 1% to 22% in order to take advantage of the opportunities in the market, and we expect these types of opportunistic allocations to continue to add long-term value for stockholders.

The Fund also utilizes reverse repurchase agreements and credit default swaps to obtain leverage. As of November 30, 2008, the Fund’s leverage was 33.1%. The Fund pledges high-quality Agency MBS and U.S. Treasury securities as collateral against the reverse repurchase agreements. Due to the Fund’s significant allocation to Agency MBS and U.S. Treasury securities, there has been no disruption in the Fund’s ability to maintain or access leverage and no significant change in the cost of funding leverage. In fact, as short-term interest rates have gone down, our cost of leverage has declined also.

As of November 30, 2008, the Fund, inclusive of the effect of leverage, was managed with an average net duration of 4.7 years.

2008 Annual Report

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

November 30, 2008

PORTFOLIO STATISTICS

Annualized dividend yield[1]	15.70%

Weighted average coupon	4.70%

Projected weighted average life	4.48 years

Percentage of leveraged assets	33.1%

Total number of holdings	136

CREDIT QUALITY

AAA[2]	77%

AA	3%

A	4%

BBB	11%

BB	4%

B	0%

Below B	1%
Total	100%

ASSET ALLOCATION3

Agency Mortgage-Backed Securities	31%

U.S. Treasury Securities	18%

Non-Agency Residential Mortgage-Backed Securities	32%

Commercial Mortgage-Backed Securities	16%

Asset-Backed Securities	2%

Other	1%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the November 30, 2008 stock price.

[2]	Includes short-term investments.

[3]	Includes only invested assets; excludes cash.

2008 Annual Report

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments

November 30, 2008

	Interest Rate	Maturity	Principal Amount (000s)		Value (Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 73.4%
U.S. Government Agency Pass-Through Certificates – 46.5%
Federal Home Loan Mortgage Corporation
Pool C69047	7.00%	06/01/32	$855		$890,596
Pool H01847	7.00	09/01/37	2,664	^	2,704,945
Pool G01466	9.50	12/01/22	672		743,786
Pool 555559	10.00	03/01/21	524		608,069
Federal National Mortgage Association
Pool 753914	5.50	12/01/33	5,630	^	5,735,651
Pool 754355	6.00	12/01/33	2,311	^	2,367,569
Pool 761836	6.00	06/01/33	2,347	^	2,406,772
Pool 945836	6.50	08/01/37	4,147	^	4,213,117
Pool 948362	6.50	08/01/37	4,252		4,320,140
Pool 650131	7.00	07/01/32	1,067	^	1,118,096
Pool 887431	7.50	08/01/36	304	^	312,837
Pool 398800	8.00	06/01/12	244		255,629
Pool 636449	8.50	04/01/32	1,232	^	1,334,572
Pool 458132	9.45	03/15/31	965	^	1,067,215

Total U.S. Government Agency Pass-Through Certificates (Cost – $27,798,458)					28,078,994

U.S. Treasury Obligations – 26.9%
United States Treasury Notes (Cost – $14,216,206)	4.50	05/15/17	14,500	@	16,249,063

Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost – $42,014,664)					44,328,057

ASSET-BACKED SECURITIES – 35.2%
Housing Related Asset-Backed Securities – 33.6%
ACE Securities Corp. Series 2006-HE1, Class A2B(a)(c)	1.52†	02/25/36	319		302,572
Argent Securities Inc. Series 2006-W5, Class A2B(a)(c)	1.50†	06/25/36	90		80,846
Asset Backed Funding Certificates
Series 2005-AQ1, Class B1*(b)(d)	5.75/6.25	06/25/35	993		118,951
Series 2005-AQ1, Class B2*(b)(d)	5.75/6.25	06/25/35	1,050		80,675
Asset Backed Securities Corp. Home Equity
Series 2006-HE3, Class A4(a)(c)	1.57†	03/25/36	558		409,876
Series 2005-HE5, Class A1A(a)(c)	1.66†	06/25/35	1,250		1,112,700
Bear Stearns Asset-Backed Securities Trust Series 2006-EC1, Class A2(a)(c)	1.62†	12/25/35	706		634,170
Carrington Mortgage Loan Trust Series 2006-FRE2, Class A2(a)(c)	1.51†	10/25/36	726		559,020
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF2(b)(c)	5.30/7.12	12/25/35	423		400,215
Fieldstone Mortgage Investment Corp. Series 2006-3, Class 2A3(a)(c)	1.56†	11/25/36	1,105		449,171
Fremont Home Loan Trust Series 2006-B, Class 2A2(a)(c)	1.50†	08/25/36	237		215,511

See notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments

November 30, 2008

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
GSAMP Trust Series 2006-HE5, Class A2B(a)(c)	1.50	%†	08/25/36	$346	$283,720
HSI Asset Securitization Corp. Trust Series 2006-HE2, Class 2A1(c)	1.45	†	12/25/36	634	553,239
IXIS Real Estate Capital Trust
Series 2006-HE3, Class A1(a)(c)	1.45	†	01/25/37	65	63,741
Series 2006-HE3, Class A2(c)	1.50	†	01/25/37	1,500	1,333,962
Series 2006-HE1, Class A3(c)	1.60	†	03/25/36	295	267,738
JP Morgan Mortgage Acquisition Corp. Series 2006-HE2, Class A3(a)(c)	1.50	†	07/25/36	1,500	1,353,533
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-2, Class A2A(a)(c)	1.50	†	05/25/37	1,388	1,276,930
Mid-State Trust Series 2004-1, Class M2	8.11		08/15/37	1,083	762,647
Morgan Stanley Capital Inc. Series 2006-HE6, Class A2B(c)	1.50	†	09/25/36	665	498,750
Series 2006-WMC2, Class A2C(a)(c)	1.54	†	07/25/36	2,010	592,795
Series 2006-HE1, Class A3(a)(c)	1.58	†	01/25/36	1,179	1,022,869
Option One Mortgage Loan Trust Series 2006-2, Class 2A2(a)(c)	1.50	†	07/25/36	1,298	1,161,426
Series 2005-4, Class A3(a)(c)	1.65	†	11/25/35	1,496	1,217,882
Residential Asset Securities Corp. Series 2005-KS12, Class A2(a)(c)	1.64	†	01/25/36	1,329	1,162,885
Securitized Asset-Backed Receivables LLC Trust Series 2005-FR5, Class A1A(a)(c)	1.68	†	08/25/35	649	595,748
Series 2005-HE1, Class A1A*(a)(c)(d)	1.70	†	10/25/35	649	602,934
Specialty Underwriting & Residential Finance Series 2006-BC3, Class A2B(a)(c)	1.49	†	06/25/37	1,000	865,288
Series 2006-AB2, Class A2B(a)(c)	1.50	†	06/25/37	218	202,689
Structured Asset Investment Loan Trust Series 2005-8, Class A3(a)(c)	1.65	†	10/25/35	1,120	1,057,118
Structured Asset Securities Corp. Series 2006-BC3, Class A2(a)(c)	1.45	†	10/25/36	627	578,290
Washington Mutual Asset-Backed Certificates Series 2006-HE5, Class 2A1(c)	1.46	†	10/25/36	502	449,571

Total Housing Related Asset-Backed Securities (Cost – $25,535,890)					20,267,462

Non-Housing Related Asset-Backed Securities – 1.6%
Airplanes Pass Through Trust Series 1R, Class A8 (Cost – $1,046,732)	1.80	†	03/15/19	1,108	963,600

Total ASSET-BACKED SECURITIES (Cost – $26,582,622)					21,231,062

See notes to financial statements.

2008 Annual Report

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments

November 30, 2008

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES – 15.2%
Banc of America Commercial Mortgage, Inc.
Series 2007-2, Class L*(d)	5.37%		04/10/49	$1,127	$72,579
Series 2006-1, Class J*(d)	5.59	†	09/10/45	1,000	110,000
Series 2007-2, Class K*(d)	5.70	†	04/10/49	3,000	266,214
Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class K*(d)	5.26		09/11/41	347	33,850
Series 2006-PW11, Class H*(d)	5.46	†	03/11/39	1,100	137,841
Series 2006-PW13, Class H*(d)	6.03	†	09/11/41	2,450	259,555
Series 1999-C1, Class D	6.53		02/14/31	2,500	1,143,902
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD2, Class J*(d)	5.47	†	01/15/46	1,000	117,420
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class L*(d)	5.15		09/15/39	513	41,040
Series 2006-C4, Class M*(d)	5.15		09/15/39	565	33,900
Series 2006-C1, Class K*(d)	5.55	†	02/15/39	2,358	321,367
Series 2006-C4, Class K*(d)	6.10	†	09/15/39	2,970	309,700
GE Capital Commercial Mortgage Corp.
Series 2002-2A, Class G*(d)	6.04		08/11/36	3,000	1,387,302
Series 2002-2A, Class H*(d)	6.31		08/11/36	2,000	818,372
GMAC Commercial Mortgage Securities Series 2006-C1, Class G*(d)	5.43	†	11/10/45	2,500	400,807
JP Morgan Chase Commercial Mortgage Securities
Series 2003-LN1, Class G*(d)	5.43	†	10/15/37	1,600	461,805
Series 2006-CB14, Class H*(d)	5.53	†	12/12/44	1,211	162,880
Series 2007-LD11, Class K*(d)	5.82	†	06/15/49	1,879	200,410
JP Morgan Mortgage Trust Series 2007-CB18, Class G*(d)	5.73	†	06/12/47	600	70,643
Morgan Stanley Capital I Series 2004-HQ4, Class G*(d)	5.35	†	04/14/40	1,000	231,124
UBS 400 Atlantic Street Mortgage Trust Series 2002-C1A, Class B3*(d)(e)	7.19		01/11/22	2,000	2,107,180
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class L*(d)	5.13		04/15/47	1,788	137,027
Series 2005-C16, Class H*(d)	5.36	†	10/15/41	2,000	352,200

Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $36,678,784)					9,177,118

NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES – 16.8%
Subordinated Collateralized Mortgage Obligations – 16.8%
Banc of America Funding Corp.
Series 2005-2, Class B4	5.66	†	04/25/35	835	236,928
Series 2005-2, Class B5	5.66	†	04/25/35	668	167,223
Series 2005-2, Class B6	5.66	†	04/25/35	383	41,805
Bank of America Alternative Loan Trust
Series 2004-3, Class 30B4	5.50		04/25/34	963	54,226
Series 2004-3, Class 30B5	5.50		04/25/34	500	8,075
Bank of America Mortgage Securities, Inc.
Series 2004-A, Class B4	4.02	†	02/25/34	1,291	672,789
Series 2003-10, Class 1B4	5.50		01/25/34	530	335,690
Series 2002-10, Class 1B3	6.00		11/25/32	1,330	1,112,904
Series 2007-4, Class B3	6.19	†	12/28/37	246	12,286

See notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments

November 30, 2008

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Cendant Mortgage Corp.
Series 2002-4, Class B1	6.50%		07/25/32	$2,315	$2,289,473
Series 2002-4, Class B2	6.50		07/25/32	926	915,789
Series 2002-4, Class B3	6.50		07/25/32	540	516,456
Series 2002-4, Class B4	6.50		07/25/32	309	272,735
Series 2002-4, Class B5	6.50		07/25/32	231	172,436
Series 2002-4, Class B6*(d)(e)	6.50		07/25/32	309	143,614
Countrywide Home Loans
Series 2003-J13, Class B3(e)	5.22	†	01/25/34	345	126,810
Series 2003-J13, Class B5	5.22	†	01/25/34	260	12,986
Series 2007-11, Class B2	6.00		08/25/37	495	27,521
Series 2007-17, Class B1	6.24	†	10/25/37	567	44,874
First Horizon Alternative Mortgage Securities
Series 2005-AA6, Class B4	5.35	†	08/25/35	839	16,774
Series 2005-AA6, Class B5	5.35	†	08/25/35	550	6,869
First Horizon Mortgage Pass-Through Trust
Series 2005-4, Class B4*(d)	5.45	†	07/25/35	403	30,234
Series 2005-5, Class B4*(d)	5.46	†	10/25/35	694	10,409
Series 2005-5, Class B5*(d)	5.46	†	10/25/35	219	1,095
Harborview Mortgage Loan Trust
Series 2005-1, Class B4*(a)(d)	3.22	†	03/19/35	471	43,079
Series 2005-1, Class B5*(a)(d)	3.22	†	03/19/35	602	3,010
Series 2005-2, Class B4*(a)(d)	3.22	†	05/19/35	1,222	12,219
Series 2005-9, Class B11*(a)(d)	4.57	†	06/20/35	482	62,608
Series 2005-14, Class B4*(d)	5.56	†	12/19/35	389	7,776
JP Morgan Alternative Loan Trust Series 2006-S1, Class 3A1A	5.35	†	03/25/36	767	706,046
JP Morgan Mortgage Trust
Series 2003-A1, Class B4	4.47	†	10/25/33	529	74,034
Series 2006-A6, Class B5	5.99	†	10/25/36	912	15,497
Series 2006-A6, Class B6	5.99	†	10/25/36	733	3,666
RAAC Series Series 2005-SP1, Class M3	5.51	†	09/25/34	305	94,937
Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B2	5.25		02/25/34	429	52,316
Series 2003-S7, Class B2	5.50		05/25/33	299	51,028
Series 2003-S7, Class B3	5.50		05/25/33	494	74,027
Series 2006-SA1, Class B2* (d)	5.66	†	02/25/36	448	140
Resix Finance Limited Credit-Linked Note
Series 2005-C, Class B7*(d)	4.87	†	09/10/37	1,905	190,783
Series 2004-C, Class B7*(d)	5.27	†	09/10/36	936	194,798
Series 2006-C, Class B9*(d)	5.57	†	07/15/38	1,492	68,170
Series 2004-B, Class B8*(d)	6.52	†	02/10/36	754	141,138
Series 2003-CB1, Class B8*(d)	8.52	†	06/10/35	681	294,002
Series 2004-B, Class B9*(d)	10.02	†	02/10/36	1,156	205,409
Series 2004-A, Class B10*(d)	13.27	†	02/10/36	462	86,116
Structured Asset Securities Corp.
Series 2005-6, Class B5	5.34	†	05/25/35	475	19,012
Series 2005-6, Class B6	5.34	†	05/25/35	475	9,506
Series 2005-6, Class B7	5.34	†	05/25/35	242	2,422

See notes to financial statements.

2008 Annual Report

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments

November 30, 2008

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Washington Mutual Mortgage Securities Corp.
Series 2005-AR2, Class B10*(a)(d)	2.60%†	01/25/45	$1,350	$100,586
Series 2005-AR2, Class B9(a)	2.60†	01/25/45	565	33,875
Series 2002-AR12, Class B4	5.20†	10/25/32	70	56,134
Series 2002-AR12, Class B5	5.20†	10/25/32	52	42,585
Series 2002-AR12, Class B6	5.20†	10/25/32	87	6,981
Wells Fargo Mortgage-Backed Securities Trust Series 2002-10, Class B5	6.00	06/25/32	312	273,991

Total Subordinated Collateralized Mortgage Obligations (Cost – $30,383,199)				10,155,892

Total NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $30,383,199)				10,155,892

SHORT TERM INVESTMENTS – 14.9%

Euro Dollar Time Deposits – 9.4%
State Street Euro Dollar Time Deposit (Cost – $5,657,000)	0.15	12/01/08	5,657	5,657,000

Repurchase Agreements – 5.5%
Merrill Lynch dated 11/24/08, 0.25% due 12/10/08, proceeds 3,304,117; collateralized by U.S. Treasury Note 4.50% due 05/15/17, valued at $3,361,875, including accrued interest (Cost – $3,303,750)	0.25	12/10/08	3,304	3,303,750

Total Short-Term Investments (Cost – $8,960,750)				8,960,750
Total Investments – 155.5% (Cost – $144,620,019)				93,852,879
Liabilities in Excess of Other Assets – (55.5)%				(33,504,623)

NET ASSETS – 100.0%				$60,348,256

@	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 6)
†	—	Variable Rate Security – Interest rate shown is the rate in effect as of November 30, 2008.
*	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of November 30, 2008, the total value of all such investments was $10,430,962 or 17.28% of net assets.
^	—	Portion or entire principal amount delivered as collateral for swap agreements. (Note 8)
(a)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. At that date the coupon increases to LIBOR plus a predetermined margin.
(b)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(c)	—	Investment in subprime security. As of November 30, 2008, the total value of all such investments was $19,305,189 or 31.99% of net assets.
(d)	—	Private Placement.
(e)	—	Security is valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of November 30, 2008, the total value of all such securities was $2,377,604 or 3.94% of net assets.

See notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Statement of Assets and Liabilities

November 30, 2008

Assets:
Investments in securities, at market (cost $135,659,269) (Note 2)	$84,892,129
Investment in time deposit, at market (cost $5,657,000)	5,657,000
Investment in repurchase agreement (cost $3,303,750)	3,303,750

Total investments (cost $144,620,019)	93,852,879
Cash	2,948
Cash collateral held for margin requirement on futures	93,050
Interest receivable	547,873
Receivable for variation margin	21,570
Principal paydown receivable	171,821
Unrealized appreciation on swaps contracts (Note 8)	1,202,826

Total assets	95,892,967

Liabilities:
Reverse repurchase agreements (Note 6)	10,650,000
Interest payable for reverse repurchase agreements (Note 6)	3,714
Unrealized depreciation on swaps contracts (Note 8)	24,714,637
Investment advisory fee payable (Note 4)	36,004
Administration fee payable (Note 4)	11,745
Accrued expenses	128,611

Total liabilities	35,544,711

Net Assets (equivalent to $5.95 per share based on 10,137,200 shares issued and outstanding)	$60,348,256

Composition of Net Assets:
Capital stock, at par value ($0.01, 50,000,000 shares authorized) (Note 7)	$101,372
Additional paid-in capital (Note 7)	143,302,581
Distributions in excess of net investment income	(11,346)
Accumulated net realized loss	(8,822,620)
Net unrealized depreciation on investments, swap contracts and futures	(74,221,731)

Net assets applicable to capital stock outstanding	$60,348,256

See notes to financial statements.

2008 Annual Report

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Statement of Operations

For the Year Ended November 30, 2008

Investment Income (Note 2):
Interest	$10,296,834

Expenses:
Investment advisory fees (Note 4)	589,592
Administration fees (Note 4)	189,413
Insurance	147,320
Directors’ fees	84,180
Custodian	74,032
Reports to stockholders	73,139
Audit and tax services	61,999
Legal fees	45,801
Transfer agent fees	29,355
Registration fees	27,500
Miscellaneous	74,750

Total operating expenses	1,397,081
Interest expense on reverse repurchase agreements (Note 6)	634,055

Total expenses	2,031,136

Net investment income	8,265,698

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 8):
Net realized gain/(loss) on:
Investment transactions	(2,789,824)
Swap contracts	1,393,202
Futures transactions	548,700

Net realized loss on investment transactions, swap contracts, and futures transactions	(847,922)

Net change in unrealized appreciation/depreciation on:
Investments	(37,127,716)
Swap contracts	(13,205,787)
Futures	21,938

Net change in unrealized depreciation on investments, swap contracts and futures	(50,311,565)

Net realized and unrealized loss on investments, swap contracts and futures	(51,159,487)

Net decrease in net assets resulting from operations	$(42,893,789)

See notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Statements of Changes in Net Assets

	For the Year Ended November 30, 2008	For the Year Ended November 30, 2007
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$8,265,698	$9,872,488
Net realized loss on investment transactions, swap contracts, and futures transactions	(847,922)	(3,165,441)
Net change in unrealized depreciation on investments, swap contracts and futures	(50,311,565)	(25,520,392)

Net decrease in net assets resulting from operations	(42,893,789)	(18,813,345)

Dividends to Stockholders (Note 2):
Net investment income	(9,639,486)	(10,955,634)
Return of capital	(774,161)	—

Total distributions paid	(10,413,647)	(10,955,634)
Capital Stock Transactions (Note 7):
Net asset value of shares issued through dividend reinvestment (3,094 and 0 shares, respectively)	23,950	—
Cost of shares repurchased (0 and 10,000 shares, respectively)	—	(97,478)

Net increase (decrease) in net assets from capital stock transactions	23,950	(97,478)

Total decrease in net assets	(53,283,486)	(29,866,457)
Net Assets:
Beginning of year	113,631,742	143,498,199

End of year (including (distributions in excess of) undistributed net income of ($11,346) and $522,177, respectively)	$60,348,256	$113,631,742

See notes to financial statements.

2008 Annual Report

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Statement of Cash Flows

For the Year Ended November 30, 2008

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(42,893,789)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(26,217,058)
Proceeds from disposition of long-term portfolio investments and principal paydowns	49,245,401
Purchases of short-term portfolio investments, net	(5,500,458)
Decrease in interest receivable	346,375
Decrease in principal paydowns receivable	2,345,095
Decrease in net swap premiums paid	165,625
Decrease in prepaid expenses	3,242
Increase in variation margin receivable	(15,179)
Decrease in interest payable for reverse repurchase agreements	(51,258)
Decrease in investment advisory fee payable	(27,119)
Decrease in administration fee payable	(8,347)
Increase in accrued expenses	98,538
Net amortization and paydown loss on investments	(546,902)
Unrealized depreciation on investments	37,127,716
Unrealized depreciation on swaps	13,205,787
Net realized loss on investment transactions	2,789,824

Net cash provided by operating activities	30,067,493

Cash flows used for financing activities:
Payment on shares redeemed	(97,478)
Net cash used for reverse repurchase agreements	(22,962,750)
Dividends paid to stockholders, net of reinvestments	(10,389,697)

Net cash used for financing activities	(33,449,925)

Net change in cash	(3,382,432)
Cash at beginning of year	3,478,430

Cash at end of year	$95,998

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended November 30, 2008, totaled $685,313.

Non-cash financing activities included reinvestment of dividends of $23,950.

Cash at the beginning of the year includes $1,670,000 received for margin requirements on swap contracts.

Cash at the end of the year includes $93,050 received for margin requirements on futures contracts.

See notes to financial statements.

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Financial Highlights

	For the Year Ended November 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$11.21	$14.15	$14.05	$14.56	$14.41

Net investment income	0.82	0.97	0.92	1.16	1.20
Net realized and unrealized gain (loss) on investments, short sales, futures transactions and swap contracts	(5.05)	(2.83)	0.26	(0.46)	0.25

Net increase (decrease) in net asset value resulting from operations	(4.23)	(1.86)	1.18	0.70	1.45

Net effect of shares repurchased	—	0.00 *	—	—	—

Dividends from net investment income	(0.95)	(1.08)	(1.08)	(1.21)	(1.30)
Return of capital	(0.08)	—	—	—	—

Total distributions	(1.03)	(1.08)	(1.08)	(1.21)	(1.30)

Net asset value, end of year	$5.95	$11.21	$14.15	$14.05	$14.56

Market price, end of year	$5.54	$9.98	$14.08	$12.70	$14.61

Total Investment Return†	(36.98)%	(22.54)%	20.36%	(5.20)%	9.10%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$60,348	$113,632	$143,498	$142,531	$147,645
Operating expenses	1.54%	1.23%	1.18%	1.24%	1.25%
Interest expense	0.70%	0.94%	1.87%	1.45%	0.58%
Total expenses	2.24%	2.17%	3.05%	2.69%	1.83%
Net investment income	9.11%	7.41%	6.60%	8.05%	8.23%
Portfolio turnover rate	21%	101%	93%	46%	65%

† Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

* Rounds to less than $0.01

See notes to financial statements.

2008 Annual Report

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Notes to Financial Statements

November 30, 2008

1. The Fund

The Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (the “Fund”), which was incorporated under the laws of the State of Maryland on May 17, 2002, is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company.

The Fund’s investment objective is to provide a high level of current income by investing primarily in mortgage-backed securities. No assurance can be given that the Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. Securities may be valued on the basis of valuations provided by dealers who make markets in such securities or by independent pricing services that have been approved by the Board of Directors. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The Fund values mortgage-backed securities (“MBS”) and other debt securities for which market quotations are not readily available, or for which the pricing service or a dealer does not provide a valuation, or where the valuations are deemed unreliable, at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. The values determined may differ from the values that would have been used had a ready market price for these investments existed, and the differences could be material. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.

FAS 157: The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of the Fund’s investments. FAS 157 established a three-tier hierarchy for measuring fair value and enhancing disclosure. This three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1 -	quoted prices in active markets for identical securities
•	Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Notes to Financial Statements

November 30, 2008

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2008, in valuing the Fund’s assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$—	$57,220
Level 2 — Other Significant Observable Inputs	49,985,057	—
Level 3 — Significant Unobservable Inputs	40,564,072	(23,511,811)

Total	$90,549,129	$(23,454,591)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments*
Balance as of December 1, 2007	$5,379,930	$—
Accrued discounts/premiums	996,043	—
Realized gain	1,121,876	—
Change in unrealized depreciation	(39,642,431)	(12,522,939)
Net purchases/sales	13,707,221	—
Transfers in and/or out of Level 3	59,001,433	(10,988,872)

Balance as of November 30, 2008	$40,564,072	$(23,511,811)

*	Other financial instruments include futures and swap contracts.

Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Short Sales: The Fund may make short sales of securities as a method of hedging potential declines in similar securities owned. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay

2008 Annual Report

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Notes to Financial Statements

November 30, 2008

to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap agreements: The Fund may enter into swap agreements to manage its exposure to various risks. An interest rate swap agreement involves the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A total rate of return swap agreement is a derivative contract in which one party (the receiver) receives the total return of a specific index on a notional amount of principal from a second party (the seller) in return for paying a funding cost, which is usually quoted in relation to the London Inter-Bank Offered Rate (“LIBOR”). During the life of the agreement, there are periodic exchanges of cash flows in which the index receiver pays the LIBOR-based interest on the notional principal amount and receives (or pays if the total return is negative or spreads widen) the index total return on the notional principal amount. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer agrees to periodically pay the seller a premium, generally expressed in terms of interest on a notional principal amount, over a specified period in exchange for receiving compensation from the seller when an underlying reference debt obligation is subject to one or more specified adverse credit events (such as bankruptcy, failure to pay, acceleration of indebtedness, restructuring, or repudiation/moratorium). The Fund will become a protection seller to take on credit risk in order to earn a premium. The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Statement of Operations. Net payments on swap agreements are included as part of realized gain/loss in the Statement of Operations. Payments paid or received upon the opening of a swap agreement are included in Swap premiums paid or received in the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss in the Statement of Operations upon the termination or maturity of the swap. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, that there may be unfavorable changes in the fluctuation of interest rates or the occurrence of adverse credit events on reference debt obligations. See Note 8 for a summary of all open swap agreements as of November 30, 2008.

When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Notes to Financial Statements

November 30, 2008

delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, Hyperion Brookfield Asset Management, Inc. (the “Advisor”) will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method.

Taxes: It is the Fund’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

FASB has issued Financial Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of November 30, 2008, the Fund has implemented FIN 48 and has determined that there is no impact on its financial statements.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of November 30, 2008, open taxable years consisted of the taxable years ended November 30, 2005 through November 30, 2008. No examination of the Fund is currently in progress.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.

2008 Annual Report

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Notes to Financial Statements

November 30, 2008

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

3. Risks of Investing in Asset-Backed Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

The Fund has investments in below investment grade debt securities, including mortgage-backed and asset-backed securities. Below investment grade securities, commonly known as “junk bonds,” involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover their investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, a Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.

4. Investment Advisory Agreements and Affiliated Transactions

The Fund has entered into an Investment Advisory Agreement with the Advisor under which the Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities,

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Notes to Financial Statements

November 30, 2008

equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund’s average weekly net assets. During the year ended November 30, 2008, the Advisor earned $589,592 in investment advisory fees.

The Fund has also entered into an Administration Agreement with the Advisor. The Advisor entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Advisor and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Advisor a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. During the year ended November 30, 2008 the Advisor earned $181,414 in administration fees. The Advisor is responsible for any fees due the Sub-Administrator, except for NQ filing fees.

Certain officers and/or directors of the Fund are officers and/or directors of the Advisor.

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities, short sales and reverse repurchase agreements, for the year ended November 30, 2008, were $26,217,058 and $14,384,830, respectively. There were no purchases of U.S. Government securities for the year ended November 30, 2008. Sales of U.S. Government securities for the year ended November 30, 2008, were $34,860,571. For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.

6. Borrowings

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At November 30, 2008, the Fund had the following reverse repurchase agreements outstanding:

Face Value	Description	Maturity Amount
$10,650,000	Merrill Lynch 0.75%, dated 11/10/08, maturity date 12/10/08	$10,656,656

	Maturity Amount, Including Interest Payable	$10,656,656

	Market Value of Assets Sold Under Agreements	$11,206,250

	Weighted Average Interest Rate	0.75%

2008 Annual Report

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Notes to Financial Statements

November 30, 2008

The average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 2008, was approximately $22,572,817 at a weighted average interest rate of 2.81%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $37,235,024 as of May 13, 2008 which was 28.95% of total assets.

7. Capital Stock

There are 50 million shares of $0.01 par value common stock authorized. Of the 10,137,200 shares outstanding at November 30, 2008, the Advisor owned 7,018 shares.

The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock, or approximately 1.5 million of the Fund’s shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

For the year ended November 30, 2008, no shares were repurchased. For the year ended November 30, 2007, 10,000 shares were repurchased at a cost of $97,478 and at an average discount of 16.11% from its net asset value. All shares repurchased have been retired.

8. Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the year, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There was no written option activity for the year ended November 30, 2008.

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Notes to Financial Statements

November 30, 2008

As of November 30, 2008, the following swap agreements were outstanding:

Interest Rate Swaps

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation / (Depreciation)
$ 1,500,000	11/07/09	Agreement with J.P. Morgan, dated 11/05/07 to pay semi-annually the notional amount multiplied by 4.40% and to receive quarterly the notional amount multiplied by the 3 month USD-LIBOR-BBA.	$(34,069)

2,000,000	11/08/09	Agreement with J.P. Morgan, dated 11/06/07 to pay semi-annually the notional amount multiplied by 4.45% and to receive quarterly the notional amount multiplied by the 3 month USD-LIBOR-BBA.	(46,673)

15,000,000	04/10/12	Agreement with J.P. Morgan, dated 03/28/07 to receive semi-annually the notional amount multiplied by 4.96% and to pay quarterly the notional amount multiplied by the 3 month USD-LIBOR-BBA.	1,202,826

			$1,122,084

Credit Default Swaps – Sell Protection

Notional Amount(1)	Expiration Date	Description	Net Unrealized Appreciation / (Depreciation)(2)

5,000,000	08/12/41	Agreement with Greenwich Capital, dated 12/01/06 to receive monthly the notional amount multiplied by 0.75% and to pay only in the event of a write down, or failure to pay a principal payment or an interest shortfall on MSC 2006-T23 H.	(4,183,821)

5,000,000	10/12/41	Agreement with Greenwich Capital, dated 12/01/06 to receive monthly the notional amount multiplied by 0.75% and to pay only in the event of a write down, or failure to pay a principal payment or an interest shortfall on BSCMS 2006-T24 H.	(4,096,547)

5,000,000	02/11/44	Agreement with Bear Stearns, dated 06/01/07 to receive monthly the notional amount multiplied by 2.35% and to pay only in the event of a write down, or failure to pay a principal payment or an interest shortfall on BSCMS 2007-PW15 H.	(4,150,797)

5,000,000	10/15/48	Agreement with Bear Stearns, dated 11/28/06 to receive monthly the notional amount multiplied by 0.75% and to pay only in the event of a write down, or failure to pay a principal payment or an interest shortfall on WBCMT 2006-C28 J.	(3,921,232)

5,000,000	01/15/49	Agreement with Bear Stearns, dated 06/01/07 to receive monthly the notional amount multiplied by 2.45% and to pay only in the event of a write down, or failure to pay a principal payment or an interest shortfall on CSMC 2007-C2 K.	(4,147,782)

5,000,000	11/12/49	Agreement with Bear Stearns, dated 06/01/07 to receive monthly the notional amount multiplied by 2.35% and to pay only in the event of a write down, or failure to pay a principal payment or an interest shortfall on MSC 2007-T25 H.	(4,133,716)

			$(24,633,895)

(1)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the particular swap agreement.

(2)

Represents current fair values of credit derivatives and serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the year end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entities credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

2008 Annual Report

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Notes to Financial Statements

November 30, 2008

As of November 30, 2008, the following futures contracts were outstanding:

Long:

Notional Amount	Type	Expiration Date	Cost at Trade Date	Value at November 30, 2008	Unrealized Appreciation
$7,900,000	5 Yr. U.S. Treasury Note	March 2009	$9,078,186	$9,220,164	$141,978

Short:

Notional Amount	Type	Expiration Date	Cost at Trade Date	Value at November 30, 2008	Unrealized Depreciation
$2,500,000	10 Yr. U.S. Treasury Note	March 2009	$2,939,461	$3,024,219	$(84,758)

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

During the year ended November 30, 2008, the tax character of the $10,413,647 of distributions paid was $9,639,486 from ordinary income and $774,161 from return of capital. During the year ended November 30, 2007, the tax character of the $10,955,634 of distributions paid was entirely from ordinary income.

At November 30, 2008, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Capital loss carryforward	$(8,765,400)
Book basis unrealized depreciation	(74,221,731)
Plus: Cumulative timing differences	(68,566)

Tax basis unrealized depreciation	(74,290,297)

Total tax basis net accumulated losses	$(83,055,697)

The differences between the tax basis capital loss carryforward and book accumulated realized losses is due to the mark-to-market of futures for tax purposes. The differences between book and tax basis unrealized appreciation/(depreciation) is primarily attributable to the mark-to-market of futures and differing treatment of swap interest income (expense) for tax purposes.

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments as of November 30, 2008 was $144,620,019. Net unrealized depreciation was $50,767,140 (gross unrealized appreciation—$3,601,785; gross unrealized depreciation—$54,368,925). As of November 30, 2008, the Fund had a capital loss carryforward of $8,765,400, of which $1,070,268 expires in 2011, $1,251,786 expires in 2013, $767,748 expires in 2014, $928,622 expires in 2015 and $4,746,976 expires in 2016, available to offset any future gains, to the extent provided by regulations.

Capital Account Reclassification: As of November 30, 2008, the Funds distributions in excess of net investment income decreased by $840,265 with an offsetting increase of $840,265 in accumulated net realized loss. These adjustments result from reclassifications due to permanent book/tax differences related to current year paydown reclassifications and swap interest income (expense).

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Notes to Financial Statements

November 30, 2008

10. Subsequent Events

Dividend: The Fund’s Board of Directors declared the following regular monthly dividends:

Dividend Per Share	Record Date	Payable Date
$0.0725	1/22/09	1/29/09
$0.0725	12/16/08	12/24/08

Fund Name Change: On December 29, 2008 the Fund’s charter was amended to change the name of the Fund to “Helios Strategic Mortgage Income Fund, Inc.”

11. Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2008 Annual Report

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Notes to Financial Statements

November 30, 2008

12. Designation of Restricted Illiquid Securities

Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Asset Backed Funding Certificates Series 2005-AQ1, Class B1	5.75%	06/25/35	05/23/05	$912,168	$118,951	0.2%
Asset Backed Funding Certificates Series 2005-AQ1, Class B2	5.75	06/25/35	05/23/05	965,243	80,675	0.1
Banc America Commercial Mortgage, Inc. Series 2007-2, Class K	5.70	04/10/49	05/24/07	2,614,098	266,214	0.5
Banc America Commercial Mortgage, Inc. Series 2007-2, Class L	5.37	04/10/49	05/24/07	974,548	72,579	0.1
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class H	6.03	09/11/41	09/13/06	2,426,610	259,555	0.4
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class K	5.26	09/11/41	09/13/06	297,645	33,850	0.1
Cendant Mortgage Corp. Series 2002-4, Class B6	6.50	07/25/32	07/26/02	147,575	143,614	0.2
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class K	6.10	09/15/39	09/21/06	2,960,775	309,700	0.5
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class L	5.15	09/15/39	09/21/06	450,470	41,040	0.1
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class M	5.15	09/15/39	09/21/06	485,561	33,900	0.1
First Horizon Mortgage Pass-Through Trust Series 2005-4, Class B4	5.45	07/25/35	06/28/05	367,517	30,234	0.1
First Horizon Mortgage Pass-Through Trust Series 2005-5, Class B4	5.46	10/25/35	09/08/05	624,192	10,409	0.0
First Horizon Mortgage Pass-Through Trust Series 2005-5, Class B5	5.46	10/25/35	09/08/05	159,454	1,095	0.0
Harborview Mortgage Loan Trust Series 2005-1, Class B4	3.22	03/19/35	02/11/05	430,874	43,079	0.1
Harborview Mortgage Loan Trust Series 2005-1, Class B5	3.22	03/19/35	02/11/05	476,017	3,010	0.0
Harborview Mortgage Loan Trust Series 2005-2, Class B4	3.22	05/19/35	03/22/05	1,106,953	12,219	0.0
Harborview Mortgage Loan Trust Series 2005-9, Class B11	4.57	06/20/35	10/03/07	410,495	62,608	0.1
Harborview Mortgage Loan Trust Series 2005-14, Class B4	5.56	12/19/35	12/14/05	330,733	7,776	0.0
Residential Funding Mortgage Securities I, Inc. Series 2006-SA1, Class B2	5.66	02/25/36	04/05/06	349,591	140	0.0
Resix Finance Limited Credit-Linked Note Series 2004-A, Class B10	13.27	02/10/36	03/09/04	461,854	86,116	0.1
Resix Finance Limited Credit-Linked Note Series 2004-B, Class B8	6.52	02/10/36	05/21/04	754,427	141,138	0.2
Resix Finance Limited Credit-Linked Note Series 2004-B, Class B9	10.02	02/10/36	05/21/04	1,155,678	205,409	0.4
Resix Finance Limited Credit-Linked Note Series 2004-C, Class B7	5.27	09/10/36	09/23/04	936,182	194,798	0.3
Resix Finance Limited Credit-Linked Note Series 2005-C, Class B7	4.87	09/10/37	09/09/05	1,905,485	190,783	0.3
Resix Finance Limited Credit-Linked Note Series 2006-C, Class B9	5.57	07/15/38	09/14/06	1,492,231	68,170	0.1

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Notes to Financial Statements

November 30, 2008

Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class L	5.13%	04/15/47	05/11/07	$1,543,739	$137,027	0.2%
Washington Mutual Mortgage Securities Corp. Series 2005-AR2, Class B10	2.60	01/25/45	01/20/05	1,183,802	100,586	0.2

					$2,654,675	4.4%

13. New Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal periods and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities. The Advisor is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and disclosures.

In September 2008, FASB also issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and clarification of the Effective Date of FASB Statement No. 161. The guidance amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the position and incorporated for the current period as part of the notes to financial statements.

2008 Annual Report

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Report of Independent Registered Public Accounting Firm

November 30, 2008

To the Stockholders and Board of Directors of

Helios Strategic Mortgage Income Fund, Inc.

(formerly The Hyperion Brookfield Strategic Mortgage Income Fund, Inc.)

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Hyperion Brookfield Strategic Mortgage Income Fund, Inc. as of November 30, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 2004, have been audited by other auditors, whose report dated January 26, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hyperion Brookfield Strategic Mortgage Income Fund, Inc. as of November 30, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY LLP

Philadelphia, Pennsylvania

January 27, 2009

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Tax Information (Unaudited)

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year end (November 30, 2008) as to the federal tax status of distributions received by stockholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 10.95% of the Fund’s distributions during the fiscal year ended November 30, 2008 were earned from U.S. Treasury obligations. None of the Fund’s distributions qualify for the dividends received deduction available to corporate stockholders.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar 2008. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2009. Stockholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

2008 Annual Report

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Compliance Certifications (Unaudited)

On April 18, 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of The Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (the “Fund”).

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Directors Class I Directors to serve until 2009 Annual Meeting of Stockholders:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 72	Director since June 2002, Member of the Audit Committee, Member of the Nominating and Compensation Committee, Member of the Executive Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor (1998-Present); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-2008).	11

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 61	Director since April 2006, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor or its affiliates (2006-Present); Director of Brandywine Funds (2003- Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	11

Disinterested Director Class II Director to serve until 2010 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 65	Chairman Elected December 2003 Director since June 2002, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director of several investment companies advised by the Advisor (1989-Present); Director, and/or Lead Director of Crystal River Capital, Inc. (2005-Present); Director of Celgene Corporation (April 2006-Present); Director of Student Loan Corporation (2005-Present); Director of Apex Silver Corp (2007-Present); General Partner of Resource Capital II & III CIP L.P. (1998-2006); Co-founder of Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-Present).	11

2008 Annual Report

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Information Concerning Directors and Officers (Unaudited)

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Director Class III Director to serve until 2011 Annual Meeting of Stockholders:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 62	Director since September 2005, Chairman of the Audit Committee, Member of the Compensation and Nominating Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	11

Interested Director Class III Director to serve until 2011 Annual Meeting of Stockholders:

Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 55	Director since December 2003, Member of the Executive Committee Elected for Three Year Term	Managing Partner of Brookfield Asset Management, Inc. (2006-Present); Chairman (2005-Present), Chief Executive Officer (1998-2007), President (1998-2006) and Chief Investment Officer (1993-2002) of the Advisor; President and Chief Executive Officer (2005-2008) and Director (2005-Present) of Crystal River Capital, Inc.; President and Director of several investment companies advised by the Advisor (1995-Present); and Co-Chairman (2003-2006) and Board of Managers (1995-2006) of Hyperion GMAC Capital Advisors, LLC (formerly Lend Lease Hyperion Capital, LLC).	11

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.

Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Information Concerning Directors and Officers (Unaudited)

Officers of the Fund

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 55	President	Elected Annually Since June 2002	Please see “Information Concerning Directors.”

John J. Feeney, Jr.* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 49	Vice President	Elected Annually Since July 2007	Member of the Board of Directors (2002-Present), Chief Executive Officer (2007-Present), President (2006-Present) and Director of Marketing (1997-2006) of the Advisor; President (2008-Present) or Vice President (2007-Present) of several investment companies advised by the Advisor; Executive Vice President and Secretary of Crystal River Capital, Inc. (2005-2007).

Thomas F. Doodian* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 49	Treasurer	Elected Annually Since June 2002	Managing Director of Brookfield Operations and Management Services, LLC (2007-Present); Managing Director, Chief Operating Officer (1998-2006) and Chief Financial Officer (2002-2006) of the Advisor; Treasurer of several investment companies advised by the Advisor (1996-Present); Treasurer of Hyperion GMAC Capital Advisors, LLC (formerly, Lend Lease Hyperion Capital Advisors, LLC) (1996-2006).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 40	Secretary	Elected Annually Since November 2006	Director, General Counsel and Secretary (2006-Present) of the Advisor; Vice President, General Counsel and Secretary of Crystal River Capital, Inc. (2006-Present); Secretary of several investment companies advised by the Advisor (2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-2006).

Josielyne K. Pacifico* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 36	Chief Compliance Officer (“CCO”)	Elected Annually Since August 2006	Director and CCO (2006-Present), Assistant General Counsel (2006-Present), Compliance Officer (2005-2006) of the Advisor; Secretary (2008-Present) and CCO (2006-Present) of several investment companies advised by the Advisor; Compliance Manager of Marsh & McLennan Companies (2004-2005); Staff Attorney at the United States Securities and Exchange Commission (2001-2004).

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.

The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-HYPERION.

2008 Annual Report

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

Dividend Reinvestment Plan

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

Hyperion Brookfield Asset Management, Inc.

CORPORATE INFORMATION

Investment Advisor and Administrator

Hyperion Brookfield Asset Management, Inc.

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

www.hyperionbrookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800 HYPERION

E-mail: funds@hyperionbrookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

1-800-937-5449

Sub-Administrator

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

Briggs, Bunting & Dougherty, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

Legal Counsel

Paul, Hastings, Janofsky and Walker LLP

75 East 55th Street

New York, New York 10022

Custodian and Fund Accounting Agent

State Street Bank and Trust Company

2 Avenue De Lafayette

Lafayette Corporate Center

Boston, Massachusetts 02116

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-HYPERION, or go to the SEC’s website at www.sec.gov.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Josielyne Pacifico at 1-800-HYPERION or by writing to Ms. Pacifico at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281-1010.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that four members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Robert F. Birch, Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore. Mssrs. Birch, Drake, McFarland and Salvatore are each independent.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

For the fiscal years ended November 30, 2008 and November 30, 2007, Briggs, Bunting & Dougherty, LLP (“BBD”) billed the Registrant aggregate fees of $55,000 in each year for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to stockholders.

Tax Fees

For the fiscal years ended November 30, 2008 and November 30, 2007, BBD billed the Registrant aggregate fees of $7,000 in each year for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For the fiscal years ended November 30, 2008 and November 30, 2007, there were no Audit-related fees.

All Other Fees

For the fiscal years ended November 30, 2008 and November 30, 2007, there were no Other Fees.

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Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Robert F. Birch, Rodman L. Drake, Stuart A. McFarland and Louis P. Salvatore.

Item 6.	Schedule of Investments.

Please see Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Investment Company Act of 1940 requires funds that invest in voting securities to disclose their proxy voting policies and procedures in their registration statement; and to file the Form N-PX annually with the SEC and make available to their stockholders their actual proxy voting record by either posting it on the funds’ website or making it available to stockholders upon request. The Registrant delegates to the Adviser the responsibility to vote proxies subject to the policies and procedures set forth below.

1. Purpose. The purpose of this document is to describe the policies and procedures for voting proxies received from issuers of securities that are held by the Registrant. These policies and procedures are to be implemented by the investment adviser or sub-adviser, if any, (the “Adviser”) to the Registrant.

2. Policy for Voting Proxies. The Registrant’s policy is to vote proxies in the best interest of the Registrant and its stockholders. Accordingly, any conflict of interest is resolved in a manner that will most benefit the Registrant and its stockholders.

3. The Registrant’s Chief Compliance Officer (“CCO”) is responsible for monitoring the proxy voting process, including the oversight of the Adviser and any third-party vendor retained to review, monitor or vote proxies.

Proxy Voting Procedures for the Registrant

A. Management Recommendations

Because the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should normally be given substantial weight. The vote with respect to most routine issues presented in proxy statements should be cast in accordance with the position of the company’s management; unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock or management clearly appear to have failed to exercise reasonable judgment. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interest of the Registrant.

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B. Conflicts of Interest

The Registrant recognizes that under certain circumstances the Adviser may have a conflict of interest, real or perceived, in voting proxies on behalf of the Registrant. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Registrant, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Committee. The Adviser shall not vote proxies relating to such issuers on behalf of the Registrant until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Registrant. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be made by the Proxy Committee based upon an assessment of the particular facts and circumstances. If the Proxy Committee determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Registrant’s Board of Directors and the Adviser shall follow the instructions of the Registrant’s Board of Directors. The CCO shall keep a record of all materiality decisions and report them to the Registrant’s Board of Directors on a quarterly basis.

C. Routine Proposals

Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

D. Non-routine Proposals

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Guidelines on Anti-takeover Issues. Because anti-takeover proposals generally reduce stockholders’ rights, the vote with respect to these proposals should generally be “against.” During a review of the proposal, if it is concluded that the proposal is beneficial to stockholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

•

Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the Proxy Committee.

E. Proxy Approval

Votes on non-routine matters (including the matters in Section 3.D and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the Chairman of the Proxy Committee.

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F. Proxy Voting Procedures

Proxy voting will be conducted in compliance with the policies and procedures described in this memorandum and are subject to the CCO’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these policies and procedures.

G. Report to the Registrant’s Board of Directors.

On a quarterly basis, the CCO will report in writing to the Registrant’s Board of Directors on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager

Since 2007, Michelle Russell-Dowe is responsible for the day to day management of the Registrant’s portfolio. Ms. Russell-Dowe is a Managing Director of the Adviser and a Senior Portfolio Manager with over 12 years of industry experience. She joined the Adviser in 1999, and as head of the RMBS and ABS investment team, Ms. Russell-Dowe is responsible for the Adviser’s RMBS and ABS exposures and the establishment of RMBS and ABS portfolio objectives and strategies. Prior to joining the Adviser, Ms. Russell-Dowe was a Vice-President in the RMBS Group at Duff & Phelps Credit Rating Company, and was responsible for the rating and analysis of RMBS transactions.

Management of Other Accounts

The portfolio manager listed below manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The table below shows the number of other accounts managed by Ms. Russell-Dowe and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed as of November 30, 2008	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Michelle Russell-Dowe	Registered Investment Company	5	$918 million	0	0
	Other Pooled Investment Vehicles	0	$0	0	0
	Other Accounts	16	$3.389 billion	0	0

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Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio manager as of November 30, 2008.

Dollar Range of Securities Owned
Michelle Russell-Dowe	$1,001 - $ 10,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based

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management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrant have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Registrant’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

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Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

None.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)    (1) None.

(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3) None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

By:	/s/ Clifford E. Lai
Clifford E. Lai
Principal Executive Officer

Date:	February 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Clifford E. Lai
Clifford E. Lai
Principal Executive Officer

Date:	February 4, 2009

By:	/s/ Thomas F. Doodian
Thomas F. Doodian
Treasurer and Principal Financial Officer

Date:	February 4, 2009

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